                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2002



                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                 (State or other
                         jurisdiction of incorporation)


  0-13305                                                    75-1971716
(Commission file                                           (IRS employer
    number)                                                identification
                                                               number)


              1004 N. Big Spring, Suite 400, Midland, Texas 79701
              (Address of principal executive offices)  (Zip code)


                                 (915) 684-3727
               (Registrant's telephone number including area code)


               110 N. Marienfeld, Suite 465, Midland, Texas 79701
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


Purchase of Assets

     On December 20, 2002, Parallel Petroleum Corporation purchased, through its subsidiary, Parallel, L.P., 95% of the interest owned by nonaffiliated sellers in producing oil and gas properties located in Andrews County, Texas in the Permian Basin of west Texas (the "Properties"). The total purchase price for Parallel's interest in the properties was $46,075,000.00, of which $45,075,000 was paid in cash and $1,000,000.00 was paid in the form of 454,545 shares of common stock of Parallel Petroleum Corporation. For purposes of the acquisition, the common stock was valued at $2.20 per share, the last sale price of Parallel's common stock on the day immediately preceding Parallel, L.P.'s execution of a purchase and sale agreement with the sellers of the properties. Texland Petroleum, Inc., an unaffiliated third party, acquired the Seller's remaining 5% interest in the properties. Parallel's working interest in the properties, which consists of approximately 3,640 gross acres, ranges from 22% to 85%. Texland and Parallel Petroleum Corporation will co-manage the properties, but Texland is the named operator.

     The acquisition was initially conducted under a competitive bid process and completed under terms of a negotiated purchase and sale agreement with JMC Exploration, Inc. and Arkoma Star L.L.C., the sellers of the property. The parties entered into the agreement on November 27, 2002.

     The properties acquired are currently producing approximately 1,150 equivalent barrels of oil per day, net to the interest acquired by Parallel. The properties produce from the San Andres formation at a depth of approximately 4,400 feet and consist of 128 producing wells, supported by 80 water-injection wells situated on nine contiguous leases containing approximately 3,640 gross acres.

     The cash portion of the purchase price was financed with loan proceeds drawn under a revolving credit facility provided to Parallel Petroleum Corporation and Parallel, L.P. by First American Bank, SSB, Western National Bank and BNP Paribas. The credit facility provides for revolving loans subject to a borrowing base and a monthly commitment reduction. On December 20, 2002, the borrowing base was $50 million. The monthly commitment reduction commences on August 31, 2003 and continues with a like reduction on the last day of each following month. The amount of the monthly commitment reduction is determined by dividing (a) the borrowing base on the day immediately preceding the date of each monthly commitment reduction by (b) the number of months remaining prior to July 1, 2008. The borrowing base and the monthly commitment reduction amount will be redetermined by the banks on or about April 30 and October 31 of each year or at other times requested by Parallel.

     The principal amount outstanding under the revolving credit facility bears interest at First American Bank's base rate or the libor rate, at the election of Parallel Petroleum Corporation and Parallel, L.P.. Generally, First American Bank's base rate is equal to the prime rate published in the Wall Street Journal, but not less than 4.50%. The libor rate is generally equal to the sum of (a) the rate designated as "British Bankers Association Interest Settlement Rates" and offered on one, two, three or six month interest periods for deposits of $1,000,000, and (b) a margin ranging from 2.25% to 2.75%, depending upon the outstanding principal amount of the loans. If the principal amount outstanding is equal to or greater than 75% of the borrowing base established by the banks, the margin is 2.75%. If the principal amount outstanding is equal to or greater than 50%, but less than 75% of the borrowing base, the margin is 2.50%. If the principal amount outstanding is less than 50% of the borrowing base, the margin is 2.25%.

     In the case of base rate loans, interest is payable on the last day of each month. In the case of libor loans, interest is payable on the last day of each applicable interest period.

     If the total outstanding borrowings under the facility are less than the borrowing base, an unused commitment fee is required to be paid to the bank lenders. The amount of the fee is .25% of the daily average of the unadvanced amount of the borrowing base. The fee is payable quarterly, commencing on March 31, 2003.

     All outstanding principal under the revolving credit facility is due and payable on December 20, 2006. The loan is secured by substantially all of the oil and gas properties owned by Parallel Petroleum Corporation and Parallel, L.P., including the properties acquired from JMC Exploration, Inc. and Arkoma Star, L.L.C. Parallel, L.L.C., a subsidiary of Parallel Petroleum Corporation, guaranteed payment of the loans.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements.

     The financial statements for the Properties acquired from JMC Exploration, Inc. and Arkoma Star, L.L.C. are filed herewith beginning on page F-1.

     (b)  Exhibits.


          Exhibit No.                                    Description


            *10.1                          Purchase and Sale Agreement, dated as
                                           of November 27, 2002


            *10.2 First Amended and Restated Credit Agreement, dated December 20, 2002, by and among Parallel Petroleum Corporation, Parallel, L.P.,
                                           Parallel, L.L.C., First American
                                           Bank, SSB, Western National Bank and
                                           BNP Paribas

            *10.3 Guaranty, dated December 20, 2002, between Parallel, L.L.C. and First American Bank, SSB, as Agent

           **23.1                          Consent of Independent Auditors

          -------------------
           *Previously filed.
          **Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 6, 2003


                                          PARALLEL PETROLEUM CORPORATION

                                          By: /s/Larry C. Oldham
                                          Larry C. Oldham, President

                          INDEPENDENT AUDITORS' REPORT







The Board of Directors
Parallel Petroleum, Inc.:

We have audited the accompanying statement of revenues and direct expenses of the Fullerton Properties for the years ended December 31, 2000, 2001 and 2002. This statement is the responsibility of Parallel Petroleum Corporation's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct expenses was prepared to present revenues and direct expenses of the Fullerton Properties and is not intended to be a complete presentation of the results of operations for the Fullerton Properties.

In our opinion, the statement of revenues and direct expenses referred to above presents fairly, in all material respects, the revenues and direct expenses of the Fullerton Properties for the years ended December 31, 2000, 2001 and 2002 in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Midland, Texas
March 4, 2003

                              FULLERTON PROPERTIES

              Statements of Revenues and Direct Operating Revenues

                  Years ended December 31, 2002, 2001 and 2000


                                             2000               2001                2002
                                        -------------      -------------        ------------
Oil sales                               $  12,846,331      $   9,032,738        $  9,691,722
Gas sales                                     631,959            601,707             438,502
                                        -------------      -------------        ------------
       Total revenues                      13,478,290          9,634,445          10,130,224
                                        -------------      -------------        ------------
Lease operating                             1,457,519          1,781,607           1,694,909
Production taxes                              428,736            302,946             275,716
Ad valorem taxes                              374,786            480,393             457,761
Workover                                       75,732             79,793             289,116
                                        -------------      -------------        ------------
       Total direct operating expenses      2,336,773          2,644,739           2,717,502
                                        -------------      -------------        ------------
                                        $  11,141,517      $   6,989,706        $  7,412,722
                                        =============      =============        ============

                              FULLERTON ACQUISITION

          Notes to Statements of Revenues and Direct Operating Expenses



(1)  Basis of Presentation

     Effective December 31, 2002, Parallel Petroleum, Inc. (Parallel) purchased properties (Fullerton Properties) in West Texas from JMC Exploration, Inc. and Arkoma Star, LLC. These properties produce oil and gas.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     The oil and natural gas revenues and direct operating expenses presented herein relate only to the interests in the Fullerton Properties and do not represent all of the oil and natural gas operations of JMC Exploration, Inc. and Arkoma Star, LLC. Oil and natural gas revenues of the Fullerton Properties are recorded on the entitlements method. Direct operating expenses include all costs incurred which are necessary for the production, marketing and distribution of the products produced from the subject properties including, without limitation, costs and expenses of field separation; treatment; dehydration; direct overhead charges (other than costs associated with general corporate activities); pumper, roustabout and field supervision labor; meter calibrations; engineering supervision charges; fuel and electricity; valves, connections and other minor equipment repair; oil and lubricants; major repairs; rental tools and equipment; pipe inspection; trucking; reservoir testing; pressure testing; well plugging; site remediation; operator bonding; insurance charges; salt water disposal; water injection and pressure maintenance; gas compression; hot oil and hot water treatments; filling tees; make-up water purchases; electrician charges; mud and chemicals; pulling and workover units; other miscellaneous supplies and services; and severance, ad valorem and other production relates taxes and charges. In addition, oil and natural gas production taxes include production and severance taxes and ad valorem taxes associated with Fullerton Properties. Direct operating expenses do not include charges for depletion, depreciation, amortization and abandonment; Federal and state income taxes; interest or corporate general and administrative expenses because the property interests acquired represent only a portion of a business and the costs incurred by JMC Exploration, Inc. and Arkoma Star, LLC are not necessarily indicative of the costs to be incurred by Parallel. The accompanying statements of revenue and direct operating expenses are presented for the years ended December 31, 2002, 2001 and 2000. The oil and natural gas revenues and direct operating expenses for the periods presented may not be indicative of the results of future operations of the properties acquired.

     Historical financial information reflecting financial position, results of operations and cash flows of the Fullerton Properties is not presented because the acquisition cost was assigned to the oil and gas property interests acquired. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under rule 3-05 of Securities and Exchange Commission Regulation S-X.

(2)  Supplemental Oil and Natural Gas Disclosures (Unaudited)

     The estimates of the Fullerton properties' proved oil and gas reserves, which are located entirely within the United States, were prepared in accordance with guidelines established by the Securities and Exchange Commission and the Financial Accounting Standards Board. Proved oil and natural gas reserve quantities are based on estimates prepared by Cawley, Gillespie & Associates, Inc. who are independent petroleum engineers.

                              FULLERTON ACQUISITION

          Notes to Statements of Revenues and Direct Operating Expenses

     Future prices received for production and future production costs may vary perhaps significantly from the prices and costs assumed for purposes of these estimates. There can be no assurance that the proved reserves will be developed within the periods indicated or that prices and costs will remain constant. There can be no assurance that actual production will equal the estimated amounts used in the preparation of reserve projections. In accordance with the Securities and Exchange Commission's guidelines, Parallel's estimates of future net cash flows from proved properties and the representative value thereof are made using oil and natural gas prices in effect as of the dates of such estimates and are held constant throughout the life of the properties. Average prices used in estimating net cash flows at December 31, 2002, 2001, and 2000 were as follows:
     $29.23, $17.94, and $24.80 per barrel for oil, respectively, and $5.90, $3.88, and $7.33 per Mcf for natural gas, respectively. The future cash flows are reduced by estimated production and development costs based on year-end economic conditions and held constant throughout the life of the properties. The standardized measure of discounted future net cash flows for the Fullerton properties does not include taxes because taxes do not apply at the property level.

     There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures. Oil and natural gas reserve engineering is and must be recognized as a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in any exact way and estimates of other engineers might differ materially from those shown below. The accuracy of any reserve estimate is a function of the quality of available data and engineering and estimates may justify revisions. Accordingly, reserve estimates are often materially different from the quantities of oil and natural gas that are ultimately recovered. Reserve estimates are integral in management's analysis of impairments of oil and natural gas properties and the calculation of depreciation, depletion and amortization on its properties.

     Estimated net quantities of proved oil and natural gas reserves of the Fullerton Properties were as follows:

                                                                                Natural                  Oil
                                                            Oil                    Gas                Equivalent
                                                           (MBbl)                 (MMcf)                (MBOE)
                                                     -------------------    -------------------   --------------------
December 31, 2000
    Proved reserves                                             9,917                  2,129                10,272
    Proved developed reserves                                   8,311                  1,808                 8,612

December 31, 2001
    Proved reserves                                             9,517                  2,022                 9,854
    Proved developed reserves                                   7,911                  1,700                 8,194

December 31, 2002
    Proved reserves                                             9,119                  1,931                 9,441
    Proved developed reserves                                   7,513                  1,610                 7,781


                              FULLERTON ACQUISITION

          Notes to Statements of Revenues and Direct Operating Expenses


     The changes in proved reserves were as follows for the years ended:

                                                             December 31,
                 ------------------------------------------------------------------------------------------------------
                               2000                              2001                               2002
                 ---------------------------------  --------------------------------  ---------------------------------

                              Natural      Oil                  Natural      Oil                  Natural       Oil
                   Oil          Gas     Equivalent    Oil         Gas      Equivalent    Oil        Gas      Equivalent
                  (MBbl)      (MMcf)     (MBOE)      (MBbl)     (MMcf)      (MBOE)     (MBbl)      (MMcf)     (MBOE)
                 ----------  ---------- ----------  ---------  ----------  ---------  ----------  ---------  ----------
Reserves at
    beginning
    of year       10,364       2,235     10,737       9,917      2,129      10,272      9,517       2,022       9,854
Revisions of
    estimates                      -          -           -          -           -          -           -           -
Production          (447)       (106)      (465)       (400)      (107)       (418)      (398)        (91)       (413)
                  -------     -------   --------     -------    -------    --------    -------     -------     -------

Reserves at end
    of period      9,917       2,129     10,272       9,517      2,022       9,854      9,119       1,931       9,441
                  =======     =======   ========     =======    =======    ========    =======     =======     =======

     The standardized measure of discounted estimated future net cash flows and changes therein related to proved oil and natural gas reserves (in thousands) is as follows at:


                                                                               December 31,
                                                     -----------------------------------------------------------------
                                                            2000                   2001                  2002
                                                     -------------------    -------------------   --------------------
Future cash in flows                                 $        261,539       $        178,586      $        277,940
Future production costs                                       (94,026)               (88,013)              (89,963)
Future development costs                                       (5,139)                (5,139)               (5,139)
                                                     -------------------    -------------------   --------------------

Future net cash flows                                         162,378                 85,434               182,838
10% annual discount                                           (86,823)               (45,681)              (97,763)
                                                     -------------------    -------------------   --------------------

Standardized measure of discounted estimated
    future net cash flows                            $         75,555       $         39,753      $         85,075
                                                     ===================    ===================   ====================

     Primary change in the standardized measure of discounted estimated future net cash flows (in thousands) are as follows for the years ended:

                                                                               December 31,
                                                     -----------------------------------------------------------------
                                                            2000                   2001                  2002
                                                     -------------------    -------------------   --------------------
Standardized measure, beginning of year              $         72,796       $         75,555      $         39,753
    Net change in sales prices net of
      production costs                                          7,944                (32,550)               48,772
    Revisions of quantity estimates                                 -                      -                     -
    Accretion of discount                                       7,280                  7,556                 3,975
    Sales, net of production costs                            (11,142)                (6,990)               (7,413)
    Change in timing and other                                 (1,323)                (3,818)                  (12)
                                                     -------------------    -------------------   --------------------

Standardized measure, end of year                    $         75,555       $         39,753      $         85,075
                                                     ===================    ===================   ====================


                              FULLERTON ACQUISITION

          Notes to Statements of Revenues and Direct Operating Expenses


     Historical production and average prices received for oil and natural gas are as follows for the years ended:


                                                           December 31,
                                          --------------------------------------------
                                             2000               2001            2002
                                          ---------           --------        --------
    Oil production (Bbls)                   447,395            399,653         398,107
    Average price received on oil         $   28.71           $  22.60        $  24.34

    Natural gas production (Mcf)            105,729            107,303          90,546
    Average price received on natural gas $    5.98           $   5.61        $   4.84

    Oil Equivalent (BOE)                    465,017            417,537         413,198
    Average price received on BOE         $   28.98           $  23.07        $  24.52


                                                                   Exhibit 23.1




                         Consent of Independent Auditors




We consent to incorporation by reference in the registration statements (No. 33-57348, No. 333-34617 and No. 333-66938) on Forms S-8, and the registration statement ( No. 33-90296) on Form S-3, of Parallel Petroleum Corporation of our report dated March 4, 2003, relating to the statements of revenues and direct operating expenses of the oil and gas properties acquired by Parallel Petroleum Corporation for the years ended December 31, 2002, 2001 and 2000, which appears in the December 20, 2002 current report on Form 8-K/A, Amendment No. 1, of Parallel Petroleum Corporation.


                                       /s/ KPMG LLP



Midland, Texas
March 7, 2003